                                                                    EXHIBIT 99.1

                               [LOGO OF CONSECO]

                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Conseco Finance Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of October 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A)   Information regarding distribution in respect of the Class A
     Certificates per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount         5.58
                                                                      ----------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     original certificate principal amount                                  5.58
                                                                      ----------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     original certificate principal amount                                  0.00
                                                                      ----------

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1) The amount of Class A Investor Charge Offs                         0.00
                                                                      ----------

     (2) The amount of Class A Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal
     amount                                                                 0.00
                                                                      ----------

     (3) The total amount reimbursed in respect of Class A Investor
     Charge Offs                                                            0.00
                                                                      ----------

     (4) The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                  0.00
                                                                      ----------

     (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
     Amount after giving effect to all transactions on such
     Distribution Date                                                      0.00
                                                                      ----------

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount         5.83
                                                                      ----------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     original certificate principal amount                                  5.83
                                                                      ----------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     original certificate principal amount                                  0.00
                                                                      ----------

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
     Invested Amount                                                        0.00
                                                                      ----------

     (2) The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original certificate
     principal amount                                                       0.00
                                                                      ----------

     (3) The total amount reimbursed in respect of such reductions in
     the Class B Invested Amount                                            0.00
                                                                      ----------

     (4) The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                  0.00
                                                                      ----------

     (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
     Amount after giving effect to all transactions on such
     Distribution Date                                                      0.00
                                                                      ----------


                          Conseco Finance Corporation, as Servicer

                          By: /s/ Timothy R. Jacobson
                              ---------------------------------------------
                              Name:  Timothy R. Jacobson
                              Title: Vice President and Assistant Treasurer


Beginning of the Month Principal Receivables:                                                      2,116,040,994.27
Removed Principal Receivables:                                                                                 0.00
Additional Principal Receivables:                                                                      7,838,004.62
End of the Month Principal Receivables:                                                            2,151,964,249.23
End of the Month Total Receivables:                                                                2,151,964,249.23

Excess Funding Account Balance                                                                                  .00
Aggregate Invested Amount (all Master Trust Series)                                                2,314,850,000.00

End of the Month Transferor Amount                                                                     8,541,486.97

DELINQUENCIES AND LOSSES ---
                                                                                                     RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                                               2,793,267.54
   61-90 Days Delinquent                                                                                 705,270.37
   90+ Days Delinquent                                                                                 1,083,755.71

   Total 30+ Days Delinquent                                                                           4,582,293.62


Defaulted Accounts During the Month                                                                             .00


INVESTED AMOUNTS ---

Class A Initial Invested Amount                                                95,582,500.00
Class B Initial Invested Amount                                                 4,972,500.00
Class C Initial Invested Amount                                                 6,353,750.00
Class D Initial Invested Amount                                                 3,591,250.00
INITIAL INVESTED AMOUNT                                                                              110,500,000.00

Class A Invested Amount                                                        95,582,500.00
Class B Invested Amount                                                         4,972,500.00
Class C Invested Amount                                                         6,353,750.00
Class D Invested Amount                                                         3,591,250.00
INVESTED AMOUNT                                                                                      110,500,000.00

Class A Adjusted Invested Amount                                               95,582,300.00
Class B Adjusted Invested Amount                                                4,972,500.00
Class C Invested Amount                                                         6,353,750.00
Class D Invested Amount                                                        10,255,597.85
ADJUSTED INVESTED AMOUNT                                                                             117,164,347.85

MONTHLY SERVICING FEE                                                                                    195,273.91

INVESTOR DEFAULT AMOUNT                                                                                         .00


SERIES 1996-1 INFORMATION

SERIES 1996-1 ALLOCATION PERCENTAGE                                                                           4.77%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                                                                   742,817.44
SERIES 1996-1 UNREIMBURSED CHARGE-OFFS                                                                         0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                                                       0.00
SERIES 1996-1 MONTHLY FEES                                                                               195,273.91
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                                                         22,167,562.12



SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                                               4,686,573.91
FLOATING ALLOCATION PERCENTAGE                                                                                4.45%

INVESTOR FINANCE CHARGE COLLECTIONS                                                                      808,214.71
INVESTOR DEFAULT AMOUNT                                                                                         .00
PRINCIPAL ALLOCATION PERCENTAGE                                                                               4.45%
AVAILABLE PRINCIPAL COLLECTIONS                                                                        3,810,208.22

CLASS A FLOATING ALLOCATION                                                                                   3.63%
CLASS A REQUIRED AMOUNT                                                                                       0.00%

CLASS B FLOATING ALLOCATION                                                                                    .19%
CLASS B REQUIRED AMOUNT                                                                                       0.00%

CLASS C FLOATING ALLOCATION                                                                                    .24%
CLASS D FLOATING ALLOCATION                                                                                    .39%

TOTAL EXCESS SPREAD                                                                                      246,033.03

YIELD AND BASE RATE---

Base Rate (Current Month)                                                              7.45%
Base Rate (Prior Month)                                                                9.33%
Base Rate (Two Months Ago)                                                             7.12%
THREE MONTH AVERAGE BASE RATE                                                                                 8.39%

Series Adjusted Portfolio Yield (Current Month)                                       15.72%
Series Adjusted Portfolio Yield (Prior Month)                                          7.69%
Series Adjusted Portfolio Yield (Two Months Ago)                                       8.47%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                                10.63%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                                  3.63%
   Class A Principal Collections                                                3,109,464.96

CLASS B PRINCIPAL PERCENTAGE                                                                                   .19%
   Class B Principal Collections                                                  161,764.07

CLASS C PRINCIPAL PERCENTAGE                                                                                   .24%
   Class C Principal Collections                                                  206,698.54

CLASS D PRINCIPAL PERCENTAGE                                                                                   .39%
   Class D Principal Collections                                                  332,280.65

AVAILABLE PRINCIPAL COLLECTIONS                                                 3,810,208.22

REALLOCATED PRINCIPAL COLLECTIONS                                                                              0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                                                              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                              0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                                          0.00
Deficit Controlled Accumulation Amount                                                  0.00
CONTROLLED DEPOSIT AMOUNT                                                                                      0.00



PRINCIPAL FUNDING ACCOUNT BALANCE                                                                              0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                                        3,810,208.22
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                                   0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                             0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                                   0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                                                   0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                        0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                                         0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                                         0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                                         0.00


                          Green Tree Financial Corporation, as Servicer

                          By: /s/ Timothy R. Jacobson
                              ---------------------------------------------
                              Name:  Timothy R. Jacobson
                              Title: Vice President and Assistant Treasurer